NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW.  NO TRANSFER OF THIS WARRANT OR OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR (B) THE HOLDER SHALL DELIVER TO THE COMPANY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAW.

Warrant No.

Date

VINCERA, INC.

STOCK PURCHASE WARRANT

Vincera, Inc., a Delaware corporation (the “Company”), hereby grants to [Holder Name] (together with its registered assignee or transferee being referred to herein as the “Holder”) the right to purchase, at any time and from time to time on and after the earlier of (i) immediately prior to the consummation of the Private Placement (as defined below) or (ii)  until the Expiration Date (as defined below), up to ___________________ of fully paid and nonassessable shares of the Common Stock of the Company, par value $0.001 per share (the “Common Stock”).  As used herein, the term “Private Placement” shall mean the private sale of Common Stock of the Company (including any securities into which or for which such shares may be exchanged for, or converted into, pursuant to any stock dividend, stock split, stock combination, recapitalization, reclassification, reorganization or other similar event,) at an aggregate purchase price of up to $10,225,000 in addition to the issuance of up to approximately 8,492,167 shares of Common Stock upon cancellation of indebtedness.

This Stock Purchase Warrant (hereinafter, this “Warrant”) shall expire and be of no further force or effect upon the earliest of (i) eighteen (18) months after the final closing of the Private Placement as determined in accordance with the Purchase Agreement (defined below), (ii) twelve (12) months following the consummation of a best efforts commitment, underwritten public offering, (iii) the sale of all or substantially all of the Company’s assets, or (iv) immediately prior to any merger or consolidation of the Company in which the Company is not the surviving entity (the earliest of such events being the “Expiration Date”); provided that the Company shall give notice to the Holder at least 20 days prior to the events set forth in clauses (ii) through (iv).  This Warrant is being issued pursuant to the terms of a Securities Purchase Agreement by and between the Company and the Holder (the “Purchase Agreement”).

Section 1.

Exercise and Vesting of Warrant.

1.1.

Exercise; Vesting.  Subject to adjustment as hereinafter provided, the rights represented by this Warrant are exercisable on and after the earlier of (i)  the date of the final

Closing of the Private Placement as determined in accordance with the Purchase Agreement and for eighteen (18) months thereafter, or (ii)  until the Expiration Date (the “Exercise Date”), at a price (the “Exercise Price”) per share equal to $0.50.  The Exercise Price shall be payable in cash, or by certified or official bank check.  This Warrant is fully vested.

1.2.

Delivery of Certificate.  Upon surrender of this Warrant with a duly executed Notice of Exercise in the form of Annex A attached hereto, together with payment of the Exercise Price for the Warrant Shares purchased, at the Company’s principal executive offices presently located at 611 South Congress, Suite 350, Austin, Texas 78704, or at such other address as the Company shall have advised the Holder in writing (the “Designated Office”), the Holder shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased.  The Company agrees that the Warrant Shares shall be deemed to have been issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered together with the Notice of Exercise and payment for such Warrant Shares.

Section 2.

Transfer; Issuance of Stock Certificates; Restrictive Legends.

2.1.

Transfer.  Subject to compliance with the restrictions on transfer set forth in this Warrant and in the Purchase Agreement, each transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with a written assignment of this Warrant in the form of Annex B attached hereto duly executed by the Holder or its agent or attorney.  Upon such surrender and delivery, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, if any.  A Warrant, if properly assigned in compliance with the provisions hereof, may be exercised by the new Holder for the purchase of Warrant Shares without having a new Warrant issued.  Prior to due presentment for registration of transfer thereof, the Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary.  All Warrants issued upon any assignment of Warrants shall be the valid obligations of the Company, evidencing the same rights, and entitled to the same benefits as the Warrants surrendered upon such registration of transfer or exchange.  Notwithstanding the foregoing, the Holder hereof may not transfer rights to any subsequent Holder who is not a Major Purchaser (as defined below) without the prior written consent of the Company, which consent shall not be unreasonably withheld.  As used herein, the term “Major Purchaser” shall mean any person who, originally or as a result of the transaction, assignment or transfer, owns in the aggregate at least 250,000 shares of Preferred Stock and/or Common Stock of the Company (as adjusted for any stock split, combination, reclassification or other similar event).

2.2.

Stock Certificates.  Certificates for the Warrant Shares shall be delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been exercised pursuant to Section 1, and a new Warrant representing the shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such time.  The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder hereof including, without limitation, any documentary, stamp or similar tax that may be payable in respect thereof; provided, however, that the Company shall not be required to pay any income tax to which the Holder hereof may be subject in connection with the issuance of this Warrant or the Warrant Shares; and provided further, that if Warrant Shares are to be delivered in a name other than the name of the Holder hereof representing any Warrant being exercised, then no such delivery shall be made unless the person requiring the same has paid to the Company the amount of transfer taxes or charges incident thereto, if any.

2.3.

Restrictive Legends.

(a)

Except as otherwise provided in this Section 2, each certificate for Warrant Shares initially issued upon the exercise of this Warrant, and each certificate for Warrant Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW.  NO TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (B) THE HOLDER SHALL DELIVER TO THE COMPANY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.”

(b)

Except as otherwise provided in this Section 2, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

“NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW, NO TRANSFER OF THIS WARRANT OR OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR (B) THE HOLDER SHALL DELIVER TO THE COMPANY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAW.”

Notwithstanding the foregoing, the legend requirements of this Section 2 shall terminate as to any particular Warrant or Warrant Share when the Company shall have received from the Holder thereof an opinion of counsel in form and substance reasonably acceptable to the Company that such legend is not required in order to ensure compliance with the Securities Act.  Whenever the restrictions imposed by this Section 2 shall terminate, the Holder hereof or of Warrant Shares, as the case may be, shall be entitled to receive from the Company without cost to such Holder a new Warrant or certificate for Warrant Shares of like tenor, as the case may be, without such restrictive legend.

Section 3.

Adjustment of Number of Shares; Exercise Price; Nature of Securities lssuable Upon Exercise of Warrants.

3.1.

Exercise Price; Adjustment of Number of Shares.  The Exercise Price set forth in Section 1 hereof and the number of shares purchasable hereunder shall be subject to adjustment from time to time as hereinafter provided.

(a)

Reclassification, etc.  If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, shall, by the reclassification or exchange of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification, exchange, or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 3.

(b)

Stock Splits, Stock Dividends and Reverse Stock Splits.  In case at any time the Company shall split or subdivide the outstanding shares of Common Stock into a greater number of shares, or shall declare and pay any stock dividend with respect to its outstanding stock that has the effect of increasing the number of outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision or stock dividend shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision or stock dividend shall be proportionately increased, and conversely, in case at any time the Company shall combine its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced.

(c)

Adjustments for Dividends in Stock or Other Securities of Property.  If while this Warrant, or any portion hereof, remains outstanding and unexpired the Holder of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property of the Company that such Holder would hold on the date of such exercise had it been the Holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 3.

3.2.

Timing of Exercise Price Adjustment.  No adjustment of the Exercise Price shall be made unless such adjustment would require an increase or decrease of at least $0.35 in such price; provided that any adjustments which by reason of this Section 3.2 are not required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment(s) so carried forward, shall require an increase or decrease of at least $0.05 in the Exercise Price then in effect hereunder.

3.3.

Accountant’s Certificate.  In each case of an adjustment in the Exercise Price, number of Warrant Shares or other stock, securities or property receivable upon the exercise of this Warrant, the Company shall compute, and upon the Holder’s request shall at the Company’s expense cause the Company’s independent public accountants to certify such computation in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of (i) the number of shares of Common Stock of each class outstanding or deemed to be outstanding, (ii) the adjusted Exercise Price and (iii) the number of Warrant Shares issuable upon exercise of this Warrant.  The Company will forthwith mail a copy of each such certificate to the Holder hereof.  In the event that the Holder disputes such adjustment, the Holder shall be entitled to select an additional firm of independent certified public accountants of national standing and paid for by the Holder to certify such adjustment and the Company and the Holder shall use their good faith best efforts to agree on such adjustment based on the reports of the two accounting firms.  In the event that the Company and the Holder are still unable to reach agreement as to such adjustment, the Company and the Holder agree to submit such determination to binding arbitration.  Upon determination of such adjustment, the Board of Directors shall forthwith make the adjustments described therein.

Section 4.

Registration; Exchange and Replacement of Warrant; Reservation of Shares.

The Company shall keep at the Designated Office a register in which the Company shall provide for the registration, transfer and exchange of this Warrant.  The Company shall not at any time, except upon the dissolution, liquidation or winding-up of the Company, close such register so as to result in preventing or delaying the exercise or transfer of this Warrant.

The Company may deem and treat the person in whose name this Warrant is registered as the Holder and owner hereof for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration or transfer as provided in this Section 4.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and (in case of loss, theft or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will (in the absence of notice to the Company that the Warrant has been acquired by a bona fide purchaser) make and deliver a new Warrant of like tenor, in lieu of this Warrant without requiring the posting of any bond or the giving of any security.

The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock as shall be issuable upon the exercise hereof.  The Company covenants and agrees that, upon exercise of this Warrant and payment of the Exercise Price therefor, if applicable, all Warrant Shares issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable.

Section 5.

Fractional Warrants and Fractional Shares.

If the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted pursuant to Section 3 hereof, the Company shall nevertheless not be required to issue fractions of shares, upon exercise of this Warrant or otherwise, or to distribute certificates that evidence fractional shares.  With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share as may be prescribed by the Board of Directors of the Company.

Section 6.

Warrant Holders Not Deemed Stockholders.

No Holder of this Warrant shall, as such, be entitled to vote or to receive dividends or be deemed the Holder of Warrant Shares that may at any time be issuable upon exercise of this Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until such Holder shall have exercised this Warrant and been issued Warrant Shares in accordance with the provisions hereof.

Section 7.

Notices.

All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered personally, or mailed by registered or certified mail, return receipt requested, or telecopied or telexed and confirmed in writing and delivered personally or mailed by registered or certified mail, return receipt requested (a) if to the Holder of this Warrant, to the address of such Holder as shown on the books of the Company, or (b) if to the Company, to the address set forth in Section 1.2 of this Warrant; or at such other address as the Holder or the Company may hereafter have advised the other.

Section 8.

Successors.

All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors, assigns and transferees.

Section 9.

Law Governing.

THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

Section 10.

Entire Agreement; Amendments and Waivers.

This Warrant is one of a series of warrants (the “Purchase Warrants”) to be issued in connection with the Purchase Agreement.  None of the Purchase Warrants, nor any term thereof, may be amended, waived, discharged or terminated except by a written instrument signed by the Company and a majority of the holders of the Purchase Warrants, and any such amendment, waiver, discharge or termination shall be binding on all of the holders of Purchase Warrants.

Section 11.

Severability; Headings.

If any term of this Warrant as applied to any person or to any circumstance is prohibited, void, invalid or unenforceable in any jurisdiction, such term shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without in any way affecting any other term of this Warrant or affecting the validity or enforceability of this Warrant or of such provision in any other jurisdiction.  The section headings in this Warrant have been inserted for purposes of convenience only and shall have no substantive effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Stock Purchase Warrant to be duly executed as of the date first written above, and signed by the parties effective as of the date first above written.

VINCERA, INC.

By:   /s/David R. Malmstedt

Print Name:  David R. Malmstedt, CEO

Signature Page to

Stock Purchase Warrant

Holders of Subordinated Promissory Notes Canceled Name	Principal & Interest Converted	Common Shares	Warrant Shares

Richard Crumly	$36,000.00	100,000	25,000
Kevin McAuliffe	$27,457.56	76,271	38,136
Odyssey Marketing Group, Inc.	$56,164.32	156,012	78,006
Azar Computing	$28,027.40	77,854	38,927
Mary Ann Thompson-Frenk “F” Trust	$560,441.16	1,556,781	778,391
Gregory Brown	$33,863.01	94,064	47,032
George W. & Elizabeth Race	$28,006.85	77,797	38,898
Gregory E. Wolski	$11,227.40	31,187	15,594
T.J. Sharp	$44,898.48	124,718	62,359
Tim Glass	$16,684.92	46,347	23,174
Kristine Holland	$10,000.00	27,778	13,889
Carl Kleinmann	$11,232.72	31,202	15,601
Wayne Parkman	$111,588.84	309,969	154985
Paul Foreman	$115,315.07	320,320	160,160
Gene Paul Conrad	$20,301.12	56,392	14,098
Robert Allison	$103,000.00	286,111	71,528
Celia Martin	$22,399.92	62,222	31,111
Richard L. Hunter Jr.	$56,000.16	155,556	77,778
Michael & Kimberly Kline	$27,862.92	77,397	38,699
Dorchie Ferrell	$55,917.72	155,327	77,664
John B. Hall	$28,109.52	78,082	39,041
Robert Allison	$110,575.44	307,154	153,577
Don & Alice Frenk	$30,387.95	84,411	42,205
Sherry Ellenbogen	$56,205.48	156,126	78,063
Richard D. Gift	$28,006.85	77,797	38,898
Eric Sutherland	$27,794.52	77,207	38,604
Ron Bowling	$56,054.79	155,708	77,854
Michael McAuliffe	$43,459.69	120,721	60,361
M. Marcus Malinak	$21,590.02	59,972	29,986
Michael Craddock	$56,465.75	156,849	78,425
Renata I. Krajnik	$11,435.62	31,766	15,883
Greg W.Sparks	$85,726.03	238,128	119,064

ANNEX A

NOTICE OF EXERCISE

(To be executed upon partial or full
exercise of this Warrant)

The undersigned hereby irrevocably elects to exercise the right to purchase shares of Common Stock of Vincera, Inc. covered by this Warrant according to the conditions hereof and herewith makes payment of the Exercise Price of such shares in full in the amount of $______________.

By:

(Signature of Registered Holder)

Dated:

A-1

ANNEX B

ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee	No. of Shares of Common Stock

and does hereby irrevocably constitute and appoint _______________________ attorney-in-fact to register such transfer onto the books of Vincera, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:

Print Name:

Signature:

Witness:

NOTICE:

The signature on this assignment must correspond with the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

B-1